Exhibit 99.1

newsrelease

Media contact:	Investor contact:
Mike Jacobsen +1 330 490 3796 jacobsm1@diebold.com	John Kristoff +1 330 490 5900 kristoj@diebold.com

FOR IMMEDIATE RELEASE:
March 2, 2006

DIEBOLD COMPLETES $300 MILLION LONG-TERM
PRIVATE PLACEMENT DEBT FINANCING

NORTH CANTON, Ohio — Diebold, Incorporated (NYSE: DBD) today announced it has successfully completed the private placement of $300 million in staggered maturity notes with institutional investors. The financing is comprised of senior notes with 7, 10 and 12-year maturities and has an effective weighted-average interest rate of 5.36 percent. This fixed-rate financing allows Diebold to take advantage of attractive long-term interest rates and provide funding flexibility for potential acquisitions, share repurchases and other opportunities.

“I am very pleased with the favorable interest rate generated in this private placement, which resulted in an oversubscription from the original plan of $225 million to $275 million,” said Kevin J. Krakora, vice president and chief financial officer. “Given the attractive long-term rates offered and the level of funds available, the company ultimately elected to secure $300 million in long-term financing. I believe the success of this issuance is a testament to the company’s financial strength and future growth prospects.”

The notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or a solicitation to buy such notes and is issued pursuant to Rule 135c under the Securities Act of 1933.

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Forward-Looking Statements

In this press release, statements that are not reported, financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements relate to, among other things, the company’s future operating performance, the company’s share of new and existing markets, the company’s short- and long-term revenue and earnings growth rates, the company’s implementation of cost-reduction initiatives and measures to improve pricing. The use of the words “believes,” “anticipates,” “expects,” “intends” and similar expressions is intended to identify forward-looking statements that have been made and may in the future be made by or on behalf of the company. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and on key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The company is not obligated to update forward-looking statements, whether as a result of new information, future events or otherwise.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements include, but are not limited to:

•	competitive pressures, including pricing pressures and technological developments;

•	changes in the company’s relationships with customers, suppliers, distributors and/or partners in its business ventures;

•	changes in political, economic or other factors such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the company’s operations, including Brazil, where a significant portion of the company’s revenue is derived;

•	acceptance of the company’s product and technology introductions in the marketplace;

•	unanticipated litigation, claims or assessments;

•	the company’s ability to reduce costs and expenses and improve internal operating efficiencies;

•	the company’s ability to successfully implement measures to improve pricing;

•	variations in consumer demand for financial self-service technologies, products and services;

•	challenges raised about reliability and security of the company’s election systems products, including the risk that such products will not be certified for use or will be decertified;

•	changes in laws regarding the company’s election systems products and services;

•	potential security violations to the company’s information technology systems; and

•	the company’s ability to achieve benefits from its cost-reduction initiatives and other strategic changes.

Diebold, Incorporated is a global leader in providing integrated self-service delivery and security systems and services. Diebold employs more than 14,000 associates with representation in nearly 90 countries worldwide and is headquartered in Canton, Ohio, USA. Diebold reported revenue of $2.6 billion in 2005 and is publicly traded on the New York Stock Exchange under the symbol ‘DBD.’ For more information, visit the company’s Web site at www.diebold.com.

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PR/3240